                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                         Date of Report: April 26, 2001
                          ----------------------------

                        (Date of earliest event reported)

                     NISSAN AUTO RECEIVABLES CORPORATION II
             ON BEHALF OF NISSAN AUTO RECEIVABLES 2001-B OWNER TRUST
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



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
            DELAWARE                       333-51224-01                     95-4831541
(State or Other Jurisdiction of      (Commission File Number)            (I.R.S. Employer
         Incorporation)                                                Identification No.)
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                              990 WEST 190TH STREET
                           TORRANCE, CALIFORNIA 90502
                    ----------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 719-8583

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ITEM 5. OTHER EVENTS

        On April 26, 2001, Nissan Auto Receivables Corporation II ("NARC II") and Nissan Motor Acceptance Corporation ("NMAC") entered into that certain Purchase Agreement, dated as of April 26, 2001(the "Purchase Agreement"), pursuant to which NMAC transferred to NARC II certain retail installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the "Receivables") and related property. On April 26, 2001, Nissan Auto Receivables 2001-B Owner Trust (the "Trust"), a Delaware business trust created pursuant to that certain Trust Agreement, dated as of February 20, 2001, as amended by the Amended and Restated Trust Agreement, dated as of April 26, 2001(the "Amended and Restated Trust Agreement"), by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee, entered into that certain Sale and Servicing Agreement, dated as of April 26, 2001(the "Sale and Servicing Agreement"), with NARC II, as seller, and NMAC, as servicer, pursuant to which the Receivables and related property were transferred to the Trust. Also on April 26, 2001, the Trust caused the issuance, pursuant to an Indenture, dated as of April 26, 2001(the "Indenture"), by and between the Trust, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"), of certain notes in the following classes:
Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the "Notes"). Also on April 26, 2001, the Trust, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee entered into that certain Yield Supplement Agreement, dated as of April 26, 2001(the "Yield Supplement Agreement"), relating to the yield supplement account to be maintained for the benefit of the holders of the Notes. Also on April 26, 2001, the Trust, as issuer, NMAC, as administrator, and the Indenture Trustee entered into that certain Administration Agreement, dated as of April 26, 2001, relating to the provision by NMAC of certain services relating to the Notes. The Notes, with an aggregate principal balance of $1,203,537,000, were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc., Salomon Smith Barney Inc. and SG Cowen Securities Corporation as underwriters (the "Underwriters"), pursuant to an Underwriting Agreement, dated as of April 18, 2001, by and among NARC II, NMAC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of itself and as the representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-51224-01).

        Attached as Exhibit 4.1 is the Sale and Servicing Agreement, as Exhibit
4.2 is the Indenture, as Exhibit 4.3 is the Purchase Agreement, as Exhibit 4.4 is the Amended and Restated Trust Agreement, as Exhibit 4.5 is the Administration Agreement and as Exhibit 4.6 is the Yield Supplement Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits

            The exhibit number corresponds with Item 601(a) of Regulation S-K.

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
            Exhibit No.        Description
            -----------        -----------
            Exhibit 4.1        Sale and Servicing Agreement, dated as of April
                               26, 2001, by and among the Trust, as issuer, NARC
                               II, as seller, and NMAC, as servicer.

            Exhibit 4.2 Indenture, dated as of April 26, 2001, by and between the Trust, as issuer, and the Indenture Trustee.

            Exhibit 4.3 Purchase Agreement, dated as of April 26, 2001, by and between NARC II, as purchaser, and NMAC, as seller.
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
            Exhibit 4.4 Amended and Restated Trust Agreement, dated as of April 26, 2001, by and between NARC II, as depositor, and Wilmington Trust Company, as Owner Trustee.

            Exhibit 4.5 Administration Agreement, dated as of April 26, 2001, by and among the Trust, as issuer, NMAC, as administrator, and the Indenture Trustee.

            Exhibit 4.6 Yield Supplement Agreement, dated as of April 26, 2001, by and among the Trust, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee.
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                         NISSAN AUTO RECEIVABLES CORPORATION


                                         By:       /s/   Joji Tagawa
                                              ----------------------------------
                                              Name: Joji Tagawa
                                              Title:   Treasurer
Date:  May 3, 2001


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                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

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
            Exhibit No.        Description
            -----------        -----------
            Exhibit 4.1        Sale and Servicing Agreement, dated as of April
                               26, 2001, by and among the Trust, as issuer, NARC
                               II, as seller, and NMAC, as servicer.

            Exhibit 4.2 Indenture, dated as of April 26, 2001, by and between the Trust, as issuer, and the Indenture Trustee.

            Exhibit 4.3 Purchase Agreement, dated as of April 26, 2001, by and between NARC II, as purchaser, and NMAC, as seller.

            Exhibit 4.4 Amended and Restated Trust Agreement, dated as of April 26, 2001, by and between NARC II, as depositor, and Wilmington Trust Company, as Owner Trustee.

            Exhibit 4.5 Administration Agreement, dated as of April 26, 2001, by and among the Trust, as issuer, NMAC, as administrator, and the Indenture Trustee.

            Exhibit 4.6 Yield Supplement Agreement, dated as of April 26, 2001, by and among the Trust, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee.
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